Exhibit 99.1
2014 Gentex Corporation Pacific Crest Securities Global Technology Leadership Forum 11 August 2014
Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements contained in this communication that are not purely historical are forward-looking statements. Forward-looking statements give the Company's current expectations or forecasts of future events. These forward-looking statements generally can be identified by the use of words such as "anticipate", "believe", "could", "estimate", "expect", "forecast", "goal", "hope", "may", "plan", "project", "will", and variations of such words and similar expressions. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond the Company's control, and could cause the Company's results to differ materially from those described. These risks and uncertainties include, without limitation, changes in general industry or regional market conditions; changes in consumer and customer preferences for our products; our ability to be awarded new business; continued uncertainty in pricing negotiations with customers; loss of business from increased competition; customer bankruptcies or divestiture of customer brands; fluctuation in vehicle production schedules; changes in product mix; raw material shortages; higher raw material, fuel, energy and other costs; unfavorable fluctuations in currencies or interest rates in the regions in which we operate; costs or difficulties related to the integration of any new or acquired technologies and businesses; changes in regulatory conditions; warranty and recall claims and other litigation and customer reactions thereto; possible adverse results of pending or future litigation or infringement claims; negative impact of any governmental investigations and associated litigations including securities litigations relating to the conduct of our business; integration of the newly acquired HomeLink business operations; retention of the newly acquired customers of the HomeLink business; and expansion of product offerings including those incorporating HomeLink technology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the Nasdaq Global Select Market. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties identified under the heading "Risk Factors" in the Company's latest Form 10-K and Form 10-Q filed with the SEC. 2014 Gentex Corporation
Overview Established: 1974 Ownership: GNTX - NASDAQ Global Select Market Operations: Zeeland, Michigan USA - headquarters and operations; England, Sweden, Germany, Japan, Korea, China - sales and logistics Employees: 3,800 + Products: Automotive automatic-dimming rearview mirrors, automotive electronics, dimmable aircraft windows, and fire protection products 2013 Highlights: > Net Sales : $1.17 Billion - 98% automotive > Gross Profit Margin : 36.8% > Net Income: $222.9 million > EPS: $1.55 Q2 2014 Highlights: > Net Sales: $338.4 million +18% > Gross Profit Margin: 39.7% vs. 35.8% in Q2 2013 > Net Income: $76.7million +47% > EPS: $0.52 vs. $0.36 in Q2 2013 Q3 2014 Guidance Highlights: > Net Sales: +15% - 20% vs. $288.6 million in Q3 2013 > Gross Profit Margin: 39.5% - 40% versus 36.7% in Q3, 2013 Update 2014 Gentex Corporation
New Products - CMOS Imager New Gentex CMOS Imager Designed for automotive vision High dynamic range Captures scene details despite shadows or bright lights Multiple uses Cameras - New Imager Wafer containing over 500 imagers 2014 Gentex Corporation

New Products – Enhanced SmartBeam®

Cameras – New Imager

- New Gentex SmartBeam with enhanced feature set:
  - High-Beam Assist
  - Dynamic Forward Lighting
  - Matrix Beam
  - Village Detection
  - Motorway Detection
  - Tunnel Detection
  - Fog Detection
  - Collision Detection

SMARTBEAM®







Works with constant-on high-beam systems using dynamic block-out regions and unique lighting patterns to shine around oncoming and preceding traffic.

GENTEX CORPORATION

2014 Gentex Corporation

New Products - Video Cameras New imager can provide video for: Rear camera video Around View Monitor Track-proven by Audi at 2012 Le Mans 24 Hours Race Debuted on Audi e-tron Cameras - New Imager Audi 2012 Le Mans Car 2014 Gentex Corporation
New Products - HomeLink(r) V New version of HomeLink New features/benefits: Global solution Vehicle-to-home, two- way communication provides garage door open/close status Integration into vehicle displays HomeLink 2014 Gentex Corporation
New Products - HomeLink(r) V Designs New Accessory and Aftermarket versions of HomeLink Battery-powered module HomeLink 2014 Gentex Corporation
New Products - HomeLink(r) V Designs HomeLink 2014 Gentex Corporation
New Mirror Styling Advanced styling to accent vehicle interiors Frameless Designs 2014 Gentex Corporation
New Mirror Styling Frameless Designs Enhanced feature integration - displays, buttons, icons, HomeLink, more . . . 2014 Gentex Corporation
Upcoming Gentex IR Events Call to Set Up a Meeting Morningstar Behind the Moat Conference - Chicago, IL - September 17-18, 2014 SEMA Show - Las Vegas - November 4-7, 2014 Robert W. Baird Industrial Conference - Chicago, IL - November 10-12, 2014 KeyBanc West Coast Investor Conference - November 17-19, 2014 Consumer Electronics Show - Las Vegas - January 6-9, 2015 2014 Gentex Corporation
Thank You 2014 Gentex Corporation